UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 11.11.2020

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LBSR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On November 11, 2020, Liberty Star Minerals (LBSR) announced identification of potentially exploitable gold mineralization within its recently acquired Arizona State Mineral Exploration Permits (MEPs) land located in the area locally recognized as Red Rock Canyon, contiguous with and immediately north of drill Target 1 within the Company’s principal porphyry copper, gold, moly exploration target at the Hay Mountain Project previously disclosed.

The company discovered multiple outcrops of intensely silicified rock in the initial observational field work. These outcrops generally occur in linear features several feet in thickness with multiple features oriented en echelon with interstitial host country rock of varying horizontal dimension. These outcrops contain densely distributed jasperiods which, when sampled yielded what the Company believes are potentially economically exploitable concentrations of gold. Available to view by registering on LBSR website is the tabulation report of 23 representative (1 to 2 kg) rock sample assays. These assays demonstrate gold concentrations ranging from below detection limits of 0.05 ppm in country rock surrounding certain outcrops to a high of 13.55 ppm in direct outcrop samples. Of the 23 assayed samples, nine (9) show gold concentrations of 0.95 ppm or more.

Observes Liberty Star’s CEO Brett Gross: “We believe that this potential resource if proven, may present a significant opportunity to generate early cash flows for the project as a whole, creating a strong leveraged improvement to the total project financial model, and also dramatically improves Hay Mountain’s prospects for success. As exploration work progresses in Red Rock Canyon, and elsewhere on the Project, we will publish select data on the Company website for public review. All such publications will be preceded with a public release indicating the imminent availability of such information.”

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Item 9.01. Financial Statements & Exhibits.

3.11 Social Media Release: Gold Mineralization Expands Economic Potential at the Hay Mountain Project in New State Mineral Exploration Permit Lands

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: 11/12/2020	/s/ Brett Gross
Brett Gross, President & CEO